UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2018

Avon Products, Inc.
 (Exact name of registrant as specified in charter)

New York (State or other jurisdiction of incorporation)
1-4881
(Commission
 File Number)

Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of principal executive offices) (Zip Code)

+44-1604-232425
(Registrant’s telephone number, including area code)
13-0544597 (IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                          Entry into a Material Definitive Agreement.

On March 26, 2018, Avon Products, Inc. (the “Company”) entered into a Nomination Agreement (the “Agreement”) with Shah Capital Management, Inc. and certain of its affiliates (“Shah Capital”), NuOrion Advisors, LLC and certain of its affiliates (“NuOrion”) and Barington Capital Group, L.P. and certain of its affiliates (“Barington”, and together with Shah Capital and NuOrion, the “Barington Group”), pursuant to which the Company agreed to nominate James A. Mitarotonda for election to the Company’s Board of Directors (the “Board”) at the Company’s 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”).  In connection with the Agreement, the Barington Group has withdrawn its notice of nomination for the 2018 Annual Meeting.

Under the terms of the Agreement, each member of the Barington Group has agreed to abide by certain customary voting and standstill provisions, commencing on the date of the Agreement and continuing, subject to certain exceptions, through Mr. Mitarotonda’s service on the Board, including that at the 2018 Annual Meeting it will vote all of its shares of the Company’s common stock that it or its affiliates have the right to vote in favor of the election of directors nominated by the Board and refrain from soliciting proxies or participating in any “withhold” or similar campaign.

Pursuant to the Agreement, Mr. Mitarotonda must tender his resignation if (i) Barington no longer beneficially owns a minimum number of shares of the Company’s common stock or (ii) any member of the Barington Group materially breaches the terms of the Agreement.

This summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

In conjunction with the Agreement, the Company, Mr. Mitarotonda and certain affiliates of Barington have also entered into a Confidentiality Agreement governing the provision of certain confidential information obtained by Mr. Mitarotonda during his service on the Board to certain affiliates of Barington, a copy of which is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits.

(d)            The following exhibits are filed with this report:

Exhibit No.	Description

10.1
Nomination Agreement, dated March 26, 2018, by and among Avon Products, Inc., Barington Companies Equity Partners, L.P., Barington Companies Investors, LLC, Barington Companies Management, LLC, Barington Capital Group, L.P., James A. Mitarotonda, LNA Capital Corp., NuOrion Advisors, LLC, Guy Phillips, Shah Capital Management, Inc., Shah Capital Opportunity Fund, L.P., Shah Capital, LLC and Himanshu H. Shah.

10.2
Confidentiality Agreement, dated March 26, 2018, by and among Avon Products, Inc., James A. Mitarotonda, Barington Companies Equity Partners, L.P., Barington Capital Group, L.P., Barington Companies Investors, LLC and Barington Companies Management, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC. (Registrant)

By:	/s/ Ginny Edwards
	Name:	Ginny Edwards
	Title:	Vice President and Corporate Secretary

Date: March 26, 2018

2